Exhibit 10.1

CONTANGO ORE, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of November 15, 2016 is by and among Contango ORE, Inc., a company duly incorporated and existing under the laws of Delaware (together with any successor entity, herein referred to as the “Company”), and the purchasers set forth on the signature page below (collectively, the “Purchasers”).

RECITALS

A.            Pursuant to the Subscription Agreements, dated as of March 22, 2013, among the Company and each Purchaser (the “Subscription Agreements”), the Purchasers purchased from the Company units, each consisting of a share of Common Stock and a warrant to purchase shares of common stock of the Company (collectively, the “Warrants”) at an exercise price of $10.00 per share.

B.            On September 14, 2016, the Company issued a Special Limited Offer to Holders of Warrants, pursuant to which existing holders of the Warrants were granted the offer to exercise their Warrants for shares of Common Stock at a reduced exercise price of $9.00 per share of Common Stock (the “Exercise Offer”).

C.            To induce the Purchasers to exercise all or a portion of the Purchasers’ Warrants pursuant to the Exercise Offer, the Company has agreed to provide registration rights with respect to the shares of Common Stock acquired upon exercise of the Warrants in the Exercise Offer (the “Shares”).

D.            The Purchasers have elected to exercise all or a portion of the Purchasers’ Warrants in the Exercise Offer, and have acquired in the Exercise Offer the number of Shares set forth next to each such Purchaser’s name on the signature page hereto.

AGREEMENT

The parties hereby agree as follows:

1.            Definitions.  Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Subscription Agreements or the Warrants, as applicable.  As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate”:  Of any specified person, means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person.  For purposes of this definition, “control” of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise.

“Agreement”:  This Registration Rights Agreement, as amended from time to time.

“Amendment Effectiveness Deadline Date”:  As defined in Section 4(b)(i) hereof.

“Blue Sky Application”:  As defined in Section 6(a)(i) hereof.

“Business Day”:  A day, other than a Saturday or Sunday, that in the City of New York, is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Closing Date”:  The Expiration Date (as defined in the Exercise Offer).

“Common Stock”:  The common stock of the Company, par value $0.01.

“Company”:  As defined in the preamble hereto.

“Demand Notice”:  As defined in Section 2(a) hereof.

“Demand Registration”:  As defined in Section 2(a) hereof.

“Effectiveness Period”:  As defined in Section 2(b) hereof.

“Exchange Act”:  Securities Exchange Act of 1934, as amended.

“Exercise Offer”: As defined in the recitals hereto.

“Holder”:  A Person who owns, beneficially or otherwise, Registrable Securities.

“Indemnified Holder”:  As defined in Section 6(a) hereof.

“Indemnified Party”:  As defined in Section 6(c) hereof.

“Indemnifying Party”:  As defined in Section 6(c) hereof.

“Majority of Holders”:  Holders holding over 50% of the Registrable Securities outstanding.

“Notice and Questionnaire”:  A written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

“Notice Holder”:  On any date, any Holder of Registrable Securities that has delivered a completed Notice and Questionnaire to the Company on or prior to such date.

“Person”:  An individual, partnership, limited liability company, corporation, company, unincorporated organization, trust, joint venture, a government or agency or political subdivision thereof or any other legally recognized entity.

“Prospectus”:  The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchasers”:  As defined in the preamble hereto.

“Registrable Securities”:  (a) Each share of Common Stock issued to the Holders pursuant to the exercise of Warrants in the Exercise Offer, and (b) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock issued in clause (a).  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on:

(i)            the date on which such share of Common Stock has been resold pursuant to a Registration Statement;

(ii)            other than for the purposes of, to the extent applicable thereto, Sections 4 and 6, the date on which such share of Common Stock is transferred in compliance with Rule 144(k) under the Securities Act;

(iii)            the date on which such share of Common Stock has been otherwise transferred, and new certificates not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification under the Securities Act; or

(iv)            the date on which such share of Common Stock ceases to be outstanding (whether as a result of repurchase and cancellation or otherwise).

“Registration Statement”:  A registration statement required to be filed hereunder pursuant to Section 2(b), including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“SEC”:  Securities and Exchange Commission.

“Securities Act”:  Securities Act of 1933, as amended.

“Shares”:  As defined in the recitals hereto.

“Shelf Registration”:  As defined in Section 2(b) hereof.

“Subscription Agreements”:  As defined in the recitals hereto.

“Suspension Notice”:  As defined in Section 4(e) hereof.

“Suspension Period”:  As defined in Section 4(e) hereof.

“Transfer Agent”:  Computershare Investor Services.

“Warrants”: As defined in the recitals hereto.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

2.                   Demand Registration.

(a)            At any time after the Closing Date but before three (3) years after the Closing Date, the Holders shall have the right, by written notice delivered to the Company (such notice, a “Demand Notice”), to require the Company to register (the “Demand Registration”) under the Securities Act not less than 20% and up to 100% of the Registrable Securities.  The number of Demand Registrations pursuant to this Section 2(a) shall not exceed two (2).

(b)            The Company shall file each Registration Statement prepared in connection with a Demand Registration within ninety (90) days of the date on which the Company received the Demand Notice and shall use its commercially reasonable efforts to cause the same to be declared effective by the SEC within one hundred eighty (180) days of the date on which the Company received the Demand Notice and prepare and file with the SEC a Prospectus that will be available for resales by the Holders of Registrable Securities.  The Company shall keep the Demand Registration effective for a period of ninety (90) days, or six (6) months (the “Effectiveness Period”) if a Demand Registration is requested to be a shelf registration (a “Shelf Registration”) from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate upon the distribution of all Registrable Securities pursuant to such Registration Statement.

(c)            Subject to the conditions set forth in Section 2(a) hereof, the Holders may, at any time, make a written request for a Demand Registration.  All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.  If the Holders intend to distribute the Registrable Securities covered by the request by means of a registered public offering involving an underwriting, then the Demand Notice shall so state.  In such event, the Holders shall select an underwriter that is reasonably acceptable to the Company, and the Company and the Holders shall enter into an underwriting agreement in customary form with such underwriter.

(d)            Notwithstanding the foregoing provisions of this Section 2,

(i)            the Company shall not be obliged to effect a Demand Registration pursuant to this Section 2 if a Registration Statement was previously filed as a result of a request pursuant to this Section 2 within a period of one hundred twenty (120) days of the Company’s receipt of the Demand Notice;

(ii)            if the Company has issued and sold to the public, pursuant to a registration statement filed under the Securities Act, any of its securities within three (3) months prior to the date of its receipt of a Demand Notice pursuant to this Section 2 and the Company’s investment banker has advised the Company in writing that the registration of the Registrable Securities would adversely affect the market for the Company’s securities covered by such Registration Statement, the Company shall have the right to delay the requested registration of the Registrable Securities for such period as the investment banker may so advise, but no more than ninety (90) days after the date on which such Demand Notice was made; and

(iii)            the Company shall be entitled to postpone for a reasonable period of time but in no event more than ninety (90) days the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to this Section 2 if, at the time it receives a Demand Notice pursuant to this Section 2, the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or its Affiliates and promptly gives the Holders written notice of such determination;

provided, that the Company may exercise its rights under this Section 2(d) no more than once during any three hundred sixty-five (365) day period.

3.                   Piggyback Registration.

(a)            If the Company determines at any time before three (3) years after the Closing Date, to register any of its securities and file a registration statement thereto under the Securities Act, whether or not for sale for its own account (other than a registration statement on Form S-4, Form S-8 or any successor or similar form(s), or a registration on any registration form that does not permit the sale of the Registrable Securities), the Company shall:

(i)            promptly (but in no event less than ten (10) Business Days prior to the anticipated filing date) give to each Holder a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(ii)            include in such registration (and any related qualification under blue sky laws or other compliance), and, subject to this Section 3 in any underwriting involved therein, all the Registrable Securities specified in a written request or requests from one or more Holders (provided that such Holder has indicated within twenty (20) business days after receipt of the written notice from the Company described in clause (i) above that such Holder desires to sell its Registrable Securities in the manner of distribution proposed by the Company).

(b)            If the managing underwriter or underwriters for a registration pursuant to Section 3(a) advises the Company and the Holders in writing that in its opinion the dollar amount or number of Registrable Securities that the Holder or Holders desire to sell taken together with all other shares of Common Stock or other securities which the Company desires to sell exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering, then the Company shall include in such registration (i) first, the securities the Company proposes to register for sale, (ii) second, securities requested to be included in such registration that are Registrable Securities pro rata among the Holders on the basis of the number of Registrable Securities so requested to be included therein, and (iii) third, other securities requested to be included in such registration, if any.

(c)            The Company may in its sole discretion postpone or terminate the registration subject to this Section 3.

4.                   Registration Procedures.

(a)            Each Holder delivering the Demand Notice or requesting to be included in a piggy-back registration shall deliver a Notice and Questionnaire to the Company at least eight (8) Business Days prior to any intended distribution of Registrable Securities under the Registration Statement and shall be named as a selling securityholder in the Registration Statement and/or a related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b)            Each Holder that provides a completed Notice and Questionnaire to the Company pursuant to this Agreement agrees that, if such Holder wishes to sell Registrable Securities pursuant to a Registration Statement and related Prospectus, it will do so only in accordance with this Section 4(b) and Section 4(d).  From and after the date the Registration Statement is declared effective and the Prospectus contemplated by Section 2(b) is prepared and filed with the SEC, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it, and in any event upon the later of (x) ten (10) Business Days after such date (but no earlier than ten (10) Business Days after effectiveness) or (y) ten (10) Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect, within five (5) Business Days of such delivery date:

(i)            if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a Prospectus or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law and, if the Company files a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is one hundred twenty (120) days after the date such post-effective amendment is required by this clause to be filed;

(ii)            provide such Holder copies of any documents filed pursuant to Section 4(b)(i); and

(iii)            notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4(b)(i);

provided, that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 4(d). Notwithstanding anything contained herein to the contrary, during any period during which the Company is not entitled to file a Prospectus or a supplement to a Prospectus (related to an automatic shelf registration statement) naming new selling security holders, the Amendment Effectiveness Deadline Date shall be extended by up to five (5) Business Days from the expiration of a Suspension Period if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date.

(c)            In connection with the Registration Statement, the Company shall comply with all the provisions of Section 4(d) hereof and shall use its commercially reasonable efforts to effect such registration in accordance with the terms hereof to permit the sale of the Registrable Securities.

(d)            In connection with the Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

(i)            Subject to any notice by the Company in accordance with this Section 4(d) of the existence of any fact or event of the kind described in Section 4(d)(iii)(1), use its commercially reasonable efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective or usable for resale of Registrable Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Registration Statement, a supplement to or amendment of the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (1), correcting any such misstatement or omission, and, in the case of either clause (1) or (2), use its commercially reasonable efforts to cause any such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii)            (x) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, as may be necessary to keep the Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply in all material respects with the applicable provisions of Rule 424 under the Securities Act in a timely manner; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof set forth in the Registration Statement or supplement to the Prospectus; and (y) furnish to each Holder (1) as far as in advance as reasonably practicable before filing the Prospectus or any supplement or amendment thereto, copies of reasonably complete drafts of all such documents proposed to be filed, and provide each such Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to filing the Prospectus or supplement or amendment thereto, and (2) such number of copies of the Prospectus and any supplements and amendments thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Prospectus.

(iii)            Advise any selling Holder that has provided in writing to the Company a telephone or facsimile number and address for notice, promptly and, if requested by such selling Holder, to confirm such advice in writing (which notice pursuant to clauses (2) through (4) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective,

(2) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or

(4) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

(iv)            Before any public offering of Registrable Securities, use its commercially reasonable efforts to cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions in the United States as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject, other than service of process for suits arising out of any offering pursuant to the Registration Statement, or (B) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if it is not now so subject.

(v)            Unless any Registrable Securities shall be in book-entry form only, if requested by the selling Holders, cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and use commercially reasonable efforts to have such Registrable Securities in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Registrable Securities.

(vi)            Subject to Section 4(e) hereof, if any fact or event contemplated by Section 4(d)(iii)(2) through (4) hereof shall exist or have occurred, use its commercially reasonable efforts to as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(vii)            Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act.

(viii)            Provide to each Holder upon written request each document filed with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Registration Statement, unless such document is available through the SEC’s EDGAR system.

(ix)                Make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.

(e)            Notwithstanding Section 4(d)(i) hereof, the Company may suspend the effectiveness of the Registration Statement (each such period, a “Suspension Period”) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement, (ii) the Company has experienced some other material event the disclosure of which at such time, in the good faith judgment of the Company’s board of directors, based upon the advice of counsel, would materially adversely affect the Company, (iii) in the reasonable opinion of the Company’s independent auditors or the counsel for the Company, audited annual, unaudited interim and pro forma financial statements are required to be included in the Prospectus pursuant to the rules and regulations of the SEC and have not been so included, or (iv) the SEC issues a stop order in respect of the Registration Statement or otherwise prohibits the use of the Prospectus.  Upon such suspension, the Company shall give notice to the Holders that the availability of the Registration Statement is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 4(d)(i) hereof.  The Suspension Period shall not exceed an aggregate of one hundred eighty (180) days in any 360-day period.  The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period, and, except as required by law, such Holders and their Affiliates shall not make any public disclosure regarding, and shall treat as confidential, any Suspension Period or Suspension Notice.  The Company shall promptly notify the Holders when any Suspension Period with respect to the Registration Statement has been lifted.  The period referred to in Section 2(b) during which the Registration Statement must be kept effective shall be extended for an additional number of business days equal to the number of business days during which the right to sell Registrable Securities under this Agreement was suspended pursuant to this Section 4(e).

(f)            Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Sections 4(d)(iii)(2) through (4) or 4(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until:

(i)            such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(d)(vi) hereof; or

(ii)            such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such Suspension Notice.

(g)            Each Holder agrees by acquisition of a Registrable Security, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed and signed Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.  The Company may require each Notice Holder of Registrable Securities to be sold pursuant to the Registration Statement to furnish to the Company such information regarding the Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement.  Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.  Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made not misleading.  The Company may exclude from such Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within five Business Days after receiving such request.  The Company shall not include in any registration statement any information regarding, relating to, or referring to any Holder without the approval of such Holder in writing (not to be unreasonably withheld).

5.                   Registration Expenses.

All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation:

(a)            all registration and filing fees and expenses;

(b)            all fees and expenses of compliance with federal securities and state blue sky or securities laws;

(c)            all expenses of printing (including printing of Prospectuses and, if applicable, certificates for the Registrable Securities) and the Company’s expenses for messenger and delivery services and telephone;

(d)            all fees and disbursements of counsel to the Company;

(e)            all application and filing fees in connection with listing (or authorizing for quotation) the Registrable Securities on the OTC Bulletin Board or a national securities exchange pursuant to the requirements hereof; and

(f)            all fees and disbursements of independent certified public accountants of the Company.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.  Notwithstanding anything to the contrary, in no event shall the Company be responsible for any broker or similar commissions of any Holder or any legal or accounting fees incurred by any Holder.

6.                   Indemnification And Contribution.

(a)            In the event of the offer and sale of Registrable Securities under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its directors, officers, and employees, and agents and each Person, if any, who controls any such Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Holder”), against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Registrable Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i)            any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement as originally filed or in any amendment thereof, in any Prospectus, or in any amendment or supplement thereto, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Registrable Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”); or

(ii)            the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading,

and agrees to reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company (or based upon written information furnished by or on behalf of the Company) relating to a Holder by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein.

(b)            Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees, Affiliates and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Registrable Securities), to which the Company may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i)            any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement as originally filed or in any amendment thereof, in any Prospectus, or in any amendment or supplement thereto, or (B) any Blue Sky Application; or

(ii)            the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading,

but only with respect to any material misstatements or omissions in the written information relating to such Holder furnished to the Company by or on behalf of such Holder that has been specifically included in a Registration Statement or Prospectus.

(c)            Promptly after receipt by an indemnified party (the “Indemnified Party”) under this Section 6 of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party (the “Indemnifying Party”) under this Section 6, notify the Indemnifying Party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Indemnifying Party (i) shall not relieve the Indemnifying Party from any liability which it may have under paragraphs (a) or (b) of this Section 6 unless and to the extent the Indemnifying Party did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (ii) shall not, in any event, relieve it from any liability which it may have to an Indemnified Party other than under paragraphs (a) or (b) of this Section 6.  If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 6 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Holders seeking indemnification under this Section 6 shall have the right to employ a single counsel to represent jointly the Holders and their officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Holders against the Company under this Section 6 if the Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to such Holders and their respective officers, employees and controlling persons that are different from or additional to those available to the Company, and in that event, the fees and expenses of such counsel employed by the Holders shall be paid by the Company.

(d)            The Indemnifying Party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Party is a party, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding.

(e)            If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an Indemnified Party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the aggregate amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action in respect thereof):

(i)            in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), or

(ii)            if the allocation provided by Section 6(e)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in Section 6(e)(i) but also the relative benefits received by the Company from the offering and sale of the Registrable Securities on the one hand and a Holder with respect to the sale by such Holder of the Registrable Securities on the other), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the net proceeds from the offering of the Registrable Securities purchased upon exercise of the Warrants in the Exercise Offer (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Registrable Securities on the other.  The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or written information furnished to the Company by or on behalf of the Holders specifically for use in a registration statement on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subparagraph (e).

The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending or preparing to defend any such action or claim.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute as provided in this Section 6(e) are several and not joint.

(f)            The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in this Section 6, and will survive the sale by a Holder of Registrable Securities.

7.            Rule 144A and Rule 144.  The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

8.                    Miscellaneous.

(a)            Remedies.  Each Party to this Agreement acknowledges and agrees that any failure by such Party to comply with its obligations hereunder may result in material irreparable injury to the other Parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely, and that, in the event of any such failure, in addition to being entitled to exercise all rights provided to it herein or in the Warrant or granted by law, including recovery of liquidated or other damages, any other Party may obtain such relief as may be required to specifically enforce the failing Party’s obligations hereunder.  Each Party further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)            Amendments and Waivers.  This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders; provided, however, that with respect to any matter that directly or indirectly adversely affects the rights of a Holder or Holders in a manner different than a manner in which it affects the rights of other Holders (other than as a result of the Holders holding different amounts of Registrable Securities), the Company shall obtain the written consent of such adversely affected Holders.  Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by a Majority of Holders, determined on the basis of Registrable Securities being sold rather than registered under such Registration Statement.

(c)            Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), facsimile transmission, or air courier guaranteeing overnight delivery:

(i)            if to a Holder, at the address set forth on the records of the Transfer Agent; and

(ii)          if to the Company, initially at its address set forth in the Warrants.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

(d)            Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

(e)            Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            Jurisdiction.  The Company agrees that any suit, action or proceeding against the Company brought by any Holder, the directors, officers, employees, Affiliates and agents of any Holder, or by any person who controls any Holder, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in the State of Delaware, and waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in such courts, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.  To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.  Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Holder, the directors, officers, employees, Affiliates and agents of any Holder, or by any Person who controls any Holder, in any court of competent jurisdiction.

(g)            Common Stock Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(h)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)            Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of Delaware.

(j)            Severability.  If  any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(k)            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l)            Notification of Transfer Agent.  As promptly as practicable after a Prospectus or supplement thereto for resale of the Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Common Stock (with copies to the Holder whose Common Stock is included in such Prospectus or supplement thereto) confirmation that such Prospectus or supplement thereto has been declared effective by the SEC.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

CONTANGO ORE, INC.

By:	/s/ Leah Gaines
Name:	Leah Gaines
Title:	Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

PURCHASER:

[●]

Number of Shares:

[Signature Page to Registration Rights Agreement]

Annex A

CONTANGO ORE, INC.

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of securities of Contango ORE, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 15, 2016 (the “Registration Rights Agreement”), between the Company and the Purchasers named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Registrable Securities (each a “beneficial owner”), is entitled to the benefits of the Registration Rights Agreement.  In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below).  Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands that it, he or she will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made, with the approval of the undersigned, not to be unreasonably withheld, in the Company’s Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement, and the Company will require such transferree(s) to execute a questionnaire and such other documentation to ensure compliance with applicable law and regulations.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.”  If you need more space for any response, please attach additional sheets of paper.  Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire.  Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Ms. Leah Gaines of the Company at telephone number:

(713) 877-1311

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Your Identity and Background as the Beneficial Owner of the Registrable Securities.

	(a)	Your full legal name:

	(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:
Fax No.:

	(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.
☐ No.

	(d)	If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.
☐ No.

For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

	(e)	Full legal name of person through which you hold the Registrable Securities — (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:
DTC No.:
Contact person:
Telephone No.:

2.	Your Relationship with the Company.

	(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.
☐ No.

	(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.	Your Interest in the Registrable Securities.

	(a)	State the type and amount of Registrable Securities beneficially owned by you:

State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

	(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes.
☐ No.

	(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

Type:
Aggregate amount:
CUSIP No.:

(d)	Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.
☐ No.

(e)	At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

☐ Yes.
☐ No.

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.	Nature of your Beneficial Ownership.

	(a)	Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

		(i)	A reporting company under the Exchange Act. ☐

		(ii)	A majority owned subsidiary of a reporting company under the Exchange Act. ☐

		(iii)	A registered investment fund under the Investment Act of 1940. ☐

(b)	If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

(i)	With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c)
Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

	(i)	(A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:

(C) Name of shareholders:

	(ii)	(A) Full legal name of Controlling Entity(ies):

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:
Telephone No.:
Fax No.:

	(iii)	Name of shareholders:

5.	Short Positions

(A) Do you have an existing short position in the equity securities of the Company?

☐ Yes.
☐ No.

(B) If the answer to (A) is “Yes,” please describe the equity securities involved and the size of the short position.

(C) If the answer to (A) is “Yes” and the short position was created prior to the registration of the Registrable Securities, the short position may not be closed out with any Registrable Securities you own.

6.	Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions in accordance with the Registration Rights Agreement. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions other than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate the Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

State any exceptions here:

Note:  In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

The undersigned acknowledges its, his or her obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement.  The undersigned agrees that neither it, he, she nor any person acting on its, his or her behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its, his or her obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.  Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it, he or she is the beneficial owner of the Registrable Securities set forth herein, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner.  This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	FOR INDIVIDUALS*

Signature of selling stockholder

[Print full name of selling stockholder]

FOR ENTITIES

[Print full name of selling stockholder]

By:
Name:
Title:

[Print full name and title of authorized agent [and attach evidence of authority to act as such]]

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
 QUESTIONNAIRE TO CONTANGO ORE, INC. AS FOLLOWS:

Contango ORE, Inc.
3700 Buffalo Speedway, Suite 925
Houston, Texas 77098
Attention:  Leah Gaines
 Facsimile:  713-621-7329